UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 24, 2016

Date of report (Date of earliest event reported)

Amyris, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100, Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

(510) 450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

On May 31, 2016, Amyris, Inc. (the “Company”) announced that Nicholas Khadder, Senior Vice President, General Counsel and Corporate Secretary, had notified the Company on May 24, 2016, of his departure from the Company to pursue another opportunity. Mr. Khadder’s resignation is effective as of June 14, 2016, and Chris Jaenike, currently Assistant General Counsel, has been appointed as Interim General Counsel effective June 15, 2016. Led by Mr. Jaenike, the Company’s existing legal team will continue to carry out the Company’s legal functions while the Company conducts a formal search for Mr. Khadder’s successor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: May 31, 2016	By:	/s/ Raffi Asadorian
Raffi Asadorian
Chief Financial Officer